SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2012

CAPE BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-33934 (Commission File Number)	26-1294270 (I.R.S. Employer Identification No.)

225 North Main Street, Cape May Courthouse, New Jersey 08210
 (Address of principal executive offices)

(609) 465-5600
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2012, Director Joanne Kay notified the Boards of Directors of Cape Bancorp, Inc. (the “Company”), and its wholly-owned subsidiary, Cape Bank, that she was that she was retiring, effective immediately, from each Board.  In connection with this retirement, the Board of Directors of the Company has determined to reduce the size of the Board to ten members.

Item 9.01                      Financial Statements and Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPE BANCORP, INC.

Date: December 27, 2012	By: /s/Michael D. Devlin
Michael D. Devlin
President and Chief Executive Officer
(Duly Authorized Representative)